UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 27, 2026
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NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

2101 City West Boulevard,	Suite 600,	Houston,	Texas	77042
(Address of principal executive offices)				(Zip code)
Registrant’s telephone number, including area code: (281) 276-6100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Tranche 1 Warrants of Noble Corporation plc	NE WS	New York Stock Exchange
Tranche 2 Warrants of Noble Corporation plc	NE WSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.
On April 27, 2026, Noble Corporation plc (the “Company”) issued a press release announcing its condensed consolidated financial results for the quarter ended March 31, 2026. A copy of such press release is included as Exhibit 99.1 and will be published in the “Investors” section on the Company’s website at www.noblecorp.com.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 7.01. Regulation FD Disclosure.
On April 27, 2026, the President and Chief Executive Officer of Noble Corporation plc (NYSE: NE), Robert W. Eifler, together with other executive officers, plan to announce Noble Corporation plc's earnings for the quarter ended March 31, 2026, via teleconference, which will be open to the public and broadcast live over the internet. A copy of the slide presentation used in connection with the teleconference is attached as Exhibit 99.2 and is incorporated by reference into this item.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the slide presentation is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
Exhibit 99.1	Press Release issued by Noble Corporation plc dated April 27, 2026
Exhibit 99.2	Noble Corporation plc Slide Presentation dated April 27, 2026
Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date:	April 27, 2026	By:	/s/ Robert W. Eifler
Robert W. Eifler
President and Chief Executive Officer